UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 21, 2014

Date of Report (date of earliest event reported)

SIZMEK INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	001-36219 (Commission File No.)	37-1744624 (I.R.S. Employer Identification No.)

750 West John Carpenter Freeway, Suite 401 Irving, Texas (Address of principal executive offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐   Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2014, Sizmek Inc. (the “Company”) announced that it plans to move its corporate headquarters from Dallas to Austin, Texas by August 2014.  Due to the relocation of the corporate headquarters following the successful completion of the spin-off and merger transaction, and family considerations keeping him in Dallas, Craig Holmes, Sizmek’s Chief Financial Officer, will resign his position as Chief Financial Officer effective May 31, 2014.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated March 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2014	SIZMEK INC.

	By:	/s/ Sean N. Markowitz
	Name:	Sean N. Markowitz
	Title:	General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release dated March 27, 2014.